SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):May 29, 2002


                         Virginia Commerce Bancorp, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                          0-28635               54-1964895
          --------                          -------               ----------
  (State or other jurisdiction      (Commission file number)    (IRS Employer
        of incorporation)                                           Number)


                   5350 Lee Highway, Arlington, Virginia 22207
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 703.534.0700

Item 5.  Other Events
---------------------

         Virginia Commerce Bancorp announced the terms of its previously announced rights offering of common stock to current shareholders, as described in the attached press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release dated May 29, 2002


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIRGINIA COMMERCE BANCORP, INC.



                              By:  /s/ Peter A. Converse
                                   -----------------------------------------
                                   Peter A. Converse, President, Chief Executive Officer

Dated: May 29, 2002